    As filed with the Securities and Exchange Commission on April 25, 2001

                                      Registration No.  333-80393
                                                        811-08385

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 2
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                              (Name of Depositor)
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
              (Address of Depositor's Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

     It is proposed that this filing will become effective (check appropriate space)

     [_]  immediately upon filing pursuant to paragraph (b), of Rule 485

     [X}  1 May 2001 pursuant to paragraph (b) of Rule 485

     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on (date), pursuant to paragraph (a)(1) of rule 485

     [_]  75 days after filing pursuant to paragraph (a)(2) of rule 485

     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

     Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

                       [Paragon - VUL Logo Appears Here]

           Underlying Funds Through:

           Fidelity Variable Insurance Products Fund
           Fidelity Variable Insurance Products Fund II
           MFS Variable Insurance Trust
           Putnam Variable Trust

           Scudder Variable Series I
           T. Rowe Price Equity Series, Inc.
           T. Rowe Price Fixed Income Series, Inc.



           .  Joint and Last Survivor
              Flexible Premium Variable Life
              Insurance Policy
                                                    [Paragon Logo Appears Here]

              Prospectus dated May 1, 2001                                50415

                    FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR
                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes a flexible premium joint and last survivor variable life insurance Policy ("the Policy") offered by Paragon Life Insurance Company ("we," "our," "us" "Paragon" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

  The Policy provides:

  (1) a Cash Surrender Value that can be obtained by surrendering the Policy;

  (2) Policy Loans; and

  (3) a death benefit payable at the death of the Last Insured. As long as a Policy remains in force before the younger Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

  After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of Paragon's Separate Account D ("the Separate Account") or in certain contracts to Paragon's General Account.

  You may allocate net premiums to one or more of the Divisions of Separate Account D (the "Separate Account"). Note that investment results in the Separate Account are not guaranteed--you may either make money or lose money. Depending on investment results, the Policy could lapse or the death benefit could change. The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges. You should receive a Prospectus for each Fund along with this Prospectus for the Policy. Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Fund:

                 FUND                                 MANAGER
------------------------------------------------------------------------------
  Fidelity Variable Insurance         Fidelity Management & Research Company
   Products Fund or
  Fidelity Variable Insurance
   Products Fund II
    VIP Growth Portfolio
    VIP Equity-Income Portfolio
    VIP II Index 500 Portfolio
    VIP II Contrafund Portfolio
------------------------------------------------------------------------------
  MFS Variable Insurance Trust        Massachusetts Financial Services Company
    MFS Emerging Growth Series
------------------------------------------------------------------------------
  Putnam Variable Trust               Putnam Investment Management, Inc.
    Putnam VT High Yield Fund         ("Putnam Management")
    Putnam VT New Opportunities Fund
    Putnam VT Income Fund
    Putnam VT Voyager Fund
------------------------------------------------------------------------------
  Scudder Variable Series I           Zurich Scudder Investments
    SVSI Money Market Portfolio
    SVSI International Portfolio
------------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.
   and
  T. Rowe Price Fixed Income Series,
   Inc.
    New America Growth Portfolio
    Personal Strategy Balanced
     Portfolio
    Limited-Term Bond Portfolio

                The date of this Prospectus is May 1, 2001

  In most Policies you may also invest all or part of your Cash Value in the General Account, which guarantees at least 4% annual interest.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium joint and last survivor variable life insurance policy.

  These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Please read this Prospectus carefully and retain it for future reference. The Policies are not available in all states.

  This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, the Separate Account, and the Funds.........................  12
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Policy Benefits..........................................................  16
  Death Benefit
  Cash Value
Policy Rights............................................................  20
  Loans
  Surrender, Partial Withdrawals and Pro Rata Surrender
  Transfers
  Portfolio Rebalancing
  Dollar Cost Averaging
  Right to Examine Policy
  Death Benefit at Attained Age 100
Payment and Allocation of Premiums.......................................  26
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Charges and Deductions...................................................  28
  Premium Expense Charges
  Monthly Deduction
  Separate Account Charges
The General Account......................................................  31
General Matters..........................................................  34
Distribution of the Policies.............................................  37
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  40
State Regulation of the Company..........................................  41
Management of the Company................................................  42
Legal Matters............................................................  43
Legal Proceedings........................................................  43
Experts..................................................................  43
Additional Information...................................................  44
Definitions.............................................................. F-1
Financial Statements..................................................... A-1
Appendix A--Illustration of Death Benefits and Cash Values

                   The Policy is not available in all states.

                                    SUMMARY

Throughout this summary, the terms "you" and "your" refer to the owner of the policy. The owner may or may not be one of the persons insured under the policy. The terms "we," "us," and "our" refer to Paragon Life Insurance Company.

The information in this section is just a summary, written in "laymen's terms" to help you understand the policy. However, both your policy and this prospectus are legal documents. If you have questions about them, you should contact your agent or other competent professional advisers.

In preparing this summary, we assume that the Policy is in force, and that you have not borrowed any of the cash value.

The Policy

You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if both of the persons insured under the policy die while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:

  1. twenty days after you receive the policy or

  2. forty-five days after you signed the application.

In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights--Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or end with no value. (See Payment and Allocation of Premiums-- Policy Lapse and Reinstatement.)

Investing Your Cash Value

You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

The General Account

The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% annual interest, and it may earn more. Paragon determines the current interest rate from time to time. We have the right to limit the amount of money that you may put into the general account.

The Separate Account

The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently fourteen divisions, or investment options, available in the separate account. These divisions represent funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

You may change the funds that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various funds, and you may withdraw money, but there are certain rules. We don't charge you a transaction fee for the first twelve transfers or withdrawals in a policy year, but we charge a $25 fee for each transfer or withdrawal after the first twelve. (A policy year is measured beginning on the anniversary of the date that the policy was issued, and ending on the day before the next anniversary.)

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

Charges and Deductions

There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges--what they are and what they cover.

Sales Charge

There is a sales charge of 2.25% of the premium paid on policies issued in the state of Oregon. There is no sales charge on policies issued in any other state.

Tax Charge

The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct from your premium payment the amount required to pay these taxes and charges. We deduct 1.3% of each premium payment to pay the Federal charge, and, except in Oregon, we deduct a premium tax charge of 2.25% from all premiums paid to pay the state tax.

If the tax rates change, we may change the amount of the deduction to cover the new charge. (See Charges and Deductions--Premium Expense Charges.)

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

Monthly Policy Charge

We charge a monthly fee to cover your policy's administrative cost. This charge is $6 for each month that your policy is in force. We will deduct the charge from your cash value each month. If you surrender your policy during the first policy year, we will deduct from the cash surrender value the monthly policy fee for the months remaining in the first policy year.

Selection and Issue Expense Charge

This charge allows us to recover part of the costs of issuing your policy. We determine the amount of the charge based on the size of your policy and on the age, sex, and risk class of the persons insured under the policy.

This is an annual charge, which is currently 45 cents per $1,000 of Face Amount, and is guaranteed never to exceed 90 cents per $1,000. We deduct one-twelfth of this charge each month. This charge ends after the policy has been in force for ten years. If you surrender your policy during the first policy year, we will deduct from the cash surrender value the selection and issue expense charge for the months remaining in the first policy year.

Cost of Insurance

Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the persons insured under the policy, and the amount of the death benefit at risk--if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

Mortality and Expense Risk Charge

We make another charge to cover mortality and expense risks due to guaranteed maximums under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:

      Policy years 1-10   .55% of net separate account assets
      Policy years 11-20  .45% of net separate account assets
      Policy years 21+    .35% of net separate account assets

(See Charges and Deductions--Separate Account Charges.)

Fund Expenses

We pay the operating expenses of the separate account. The funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 2000:

                         Annual Fund Operating Expenses
                     As a Percentage of Average Net Assets

                                                                    Total
                                                           Other    Annual
                  Fund                    Management Fees Expenses Expenses
                  ----                    --------------- -------- --------
Fidelity Investments Variable Insurance
 Products Fund and
 Fidelity Investments Variable Insurance
 Products Fund II
  VIP Growth Portfolio (1)                     .57%         .08%     .65%
  VIP Equity-Income Portfolio (1)              .48%         .08%     .56%
  VIP II Index 500 Portfolio (2)               .24%         .09%     .33%
  VIP II Contrafund Portfolio (1)              .57%         .09%     .66%
MFS Variable Insurance Trust
  MFS Emerging Growth Series (3)               .75%         .10%     .85%
Putnam Variable Trust
  Putnam VT High Yield Fund                    .66%         .08%     .74%
  Putnam VT New Opportunities Fund             .52%         .05%     .57%
  Putnam VT Income Fund                        .61%         .06%     .67%
  Putnam VT Voyager Fund                       .51%         .05%     .56%
Scudder Variable Series I
  SVSI Money Market Portfolio                  .37%         .09%     .46%
  SVSI International Portfolio                 .82%         .15%      97%
T. Rowe Price Equity Series, Inc. and
 T. Rowe Price Fixed Income Series, Inc.
  New America Growth Portfolio                 .85%          (4)     .85%
  Personal Strategy Balanced Portfolio         .90%          (4)     .90%
  Limited-Term Bond Portfolio                  .70%          (4)     .70%
--------
(1) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the funds' total expenses would have been:
  VIP Growth Portfolio                                              0.64%
  VIP Equity-Income Portfolio                                       0.55%
  VIP II Contrafund Portfolio                                       0.63%

(2) The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the Fidelity VIP Index 5000 Portfolio's total annual expenses would have been .028%. This arrangement may be discontinued by the fund's manager at any time.

(3) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses" for the MFS Emerging Growth Series would equal 0.84%.

(4) T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses Fees, rather management fees include all operation expenses.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Premiums.

Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy.

After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the current month's expenses. If you continue to pay at least 1/12 of the minimum initial annual premium each month (or prepay it), and if you don't withdraw or borrow cash from the policy, we guarantee that the policy will not lapse during the first five policy years, even if the cash value is not enough to cover the charges.

If you have borrowed or withdrawn money from your cash value, you can still keep your no-lapse guarantee in force for the first five years. Here is how it works. Each month, we look at the total amount of premium that you have paid into the policy since it was issued. We then subtract the amount of money that you have withdrawn or borrowed. If the amount left is at least equal to 1/12 of the annual minimum premium, multiplied by the number of months the policy has been in force, then your no-lapse guarantee still applies. If not, then we will notify you that you have 62 days to make enough of a premium payment to restore the no-lapse guarantee. If you do not make the payment, your policy could lapse, or end with no value, depending on the investment experience of the funds.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the current month's expenses. (See Payment and Allocation of Premiums.)

Death Benefit.

If both of the persons insured under the policy die while the policy is in force, we will pay a death benefit to the beneficiary following the second death. You can select one of three death benefits at the time the policy is issued:

  . Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.

  . Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.

  . Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the younger person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by the cost of insurance from the date of the second death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits--Death Benefit.)

The minimum face amount at issue is generally $250,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters--Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

Cash Value.

Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits--Cash Value.)

There is no minimum guaranteed cash value.

Policy Loans.

You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:

  the cash value on the date we receive the loan request;

  plus interest on the loan balance to the next anniversary date, calculated at the guaranteed general account interest rate;

  minus interest on the new loan to the next policy anniversary;

  minus any loans and interest already outstanding;

  minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights--Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

Surrender, Partial Withdrawals, and Pro-Rata Surrender.

You may surrender the policy at any time while it is in force. We will pay you the cash surrender value of your policy. The cash surrender value is the cash value,

  minus any outstanding loans and unpaid loan interest,

  minus any unpaid selection and issue expense charge due for the remainder of the first policy year,

  minus any unpaid monthly policy charge due for the remainder of the first policy year.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters--Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights--Surrender, Partial Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

Illustrations of Death Benefits and Cash Surrender Values.

The death benefit and cash value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

Tax Consequences of the Policy.

Although the IRS has provided very limited guidance in this area, we believe it is reasonable to conclude that the Policy qualifies as a life insurance contract for Federal income tax purposes.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. In general, if there is more cash value in the policy than what you actually paid in premiums, you will be taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59 1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may generally withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. Finally, if your policy is not a modified endowment contract, neither distributions nor loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that Paragon is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

                                     * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company, and on December 31, 1987 its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, it has assets of $403 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105.

The Company is a wholly owned subsidiary of General American Life Insurance Company ("General American"), a Missouri life insurance company. General American is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

General American agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such a payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating. General American does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

The Separate Account

Paragon's Separate Account D ("the Separate Account") was established by the Company as a separate investment account on January 3, 1995 under Missouri law. The Separate Account receives and invests the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests net premiums for other classes of flexible premium variable life insurance policies we issue and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account currently is divided into fourteen Divisions. Divisions invest in corresponding Funds from one of several open-end, diversified management investment companies described below. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of Paragon, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of Paragon only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, Paragon will consider any possible adverse impact the transfer may have on the Separate Account.

The Funds

There is no assurance that any of the Funds will achieve its stated objective. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies (each, a "Fund") to serve as the investment medium for their variable products, or for both variable life and annuity separate accounts to invest simultaneously in a Fund. The Boards of Trustees of each Fund, the respective Advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for each Fund, which must accompany or precede this Prospectus and which should be read carefully.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

We have entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services we provide.

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies, even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

The investment objectives and policies of each Fund are summarized below:

  . VIP Growth Portfolio

   The investment objective seeks capital appreciation.

  . VIP Equity-Income Portfolio

   The investment objective seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P's 500.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products Fund II (VIP II) is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. FMR is the manager of the Funds.

The investment objectives and policies of each Fund are summarized below:

  . VIP II Index 500 Portfolio

   The investment objective seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P's 500.

  . VIPII Contrafund Portfolio

   The investment objective seeks long-term capital appreciation.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Fund described in this section of the prospectus is currently available as an investment choice of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

The investment objective and policies of the Fund are summarized below:

  . Emerging Growth Series

   The series seeks to provide long-term growth of capital. The series may invest up to 25% of its net assets in foreign securities, including emerging market securities.

Putnam Variable Trust

Putnam Variable Insurance Trust ("Putnam VT") is an open-end management investment company, and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Investment Management, Inc. ("Putnam Management") provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms of the current Fund prospectuses.

The investment objective and policies of the Funds are summarized below:

  . Putnam VT High Yield Fund

   This Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in U.S. corporate bonds rated below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer).

  . Putnam VT New Opportunities Fund

   This Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

  . Putnam VT Income Fund

   This Fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

  . Putnam VT Voyager Fund:

   This Fund seeks capital appreciation by investing mainly in common stock of U.S. companies with a focus on growth stock.

Scudder Variable Series I

Scudder Variable Series I ("SVS, I") is a series-type mutual fund registered with the SEC as an open-ended, diversified management investment company. Only the SVSI Money Market Portfolio and the Class A shares of the SVSI International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the prospectus for SVS, I. Zurich Scudder Investments provides investment advisory services to SVS, I whose terms and fees are set forth in the SVSI prospectus.

The investment objectives and policies of each Fund are summarized below:

  . SVSI Money Market Portfolio

   The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

  .International Portfolio

   The International Portfolio seeks long-term growth of capital, primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

The investment objective and policies of the Funds are summarized below:

  .New America Growth Portfolio

   The Fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast-growing companies can be found across an array of industries in today's "New America". The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

  . Personal Strategy Balanced Portfolio

   The fund objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income. The fund pursues its objective by investing in a diversified portfolio, typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Fund described in this section of the prospectus is currently available as an investment choice of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

The investment objectives and policies of the Fund are summarized below:

  . Limited-Term Bond Portfolio

   The Fund seeks a high level of income consistent with moderate fluctuations in principal value. The Fund invests primarily in short-term and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another Fund if the shares of a Fund are no longer available for investment or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

We also reserve the right to establish additional Divisions of the Separate Account. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also
(1) eliminate or combine one or more Divisions, (2) substitute one Division for another Division, or (3) transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement), the Company will, upon receipt at its Home Office of proof of the Last Insured's death, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Last Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.) The current minimum Face Amount is generally $250,000.

Death Benefit Option A. Under Death Benefit Option A, the death benefit until the younger Insured reaches Attained Age 100 is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is 250% for a younger Insured reaching Attained Age 40 or below on the Policy Anniversary prior to the date of death. For younger Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

Death Benefit Option B. Under Death Benefit Option B, the death benefit until the younger Insured reaches Attained Age 100 is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is the same as under Death Benefit Option A: 250% for a younger Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for younger Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

  Applicable Percentage of Cash Value Table For Younger Insureds Less Than Age
                                      100*

                Younger Insured       Policy Account Multiple
                  Person's Age              Percentaqe
                ---------------       -----------------------
           40 or under...............           250%
           45........................           215%
           50........................           185%
           55........................           150%
           60........................           130%
           65........................           120%
           70........................           115%
           78 to 90..................           105%
           95 to 99..................           101%

*For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

Death Benefit Option C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value multiplied by the "Attained Age factor" for the younger Insured (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the younger Insured's Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

            Death Benefit Option C Sample Attained Age Factor Table
 Based on Male and Female Insureds Both Age 35 at Issue, Standard Smoker Rates

           Attained
           Age        Lives Factor
           --------   ------------
             35         5.641840
             40         4.640444
             45         3.825569
             50         3.166936
             55         2.638797
             60         2.220327
             65         1.891312
             70         1.640024
             75         1.449651
             80         1.314918
             85         1.219345
             90         1.152999
             95         1.090450
            100+        1.010000

Changes In Death Benefit Option. If the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. A request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may be changed to have Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may be changed to have Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. (See Monthly Deduction--Cost of Insurance.)

Reduction in Face Amount. Subject to certain limitations set forth below, an Owner may decrease (but not increase) the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a reduction in the Face Amount. A reduction in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction--Cost of Insurance.) A reduction in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least the amount shown on the Policy's specifications page (generally $5,000) and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. (See Monthly Deduction--Cost of Insurance.)

Payment of the Policy Proceeds. The proceeds under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters--Postponement of Payment from the Separate Account.) The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any payment due under the grace period provision as of the date of the Last Insured's death and by any outstanding Indebtedness. (See General Matters--Additional Insurance Benefits and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Last Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

Cash Value

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), interest earned on the amounts in the General Account, the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights-- Surrender, Partial Withdrawals, and Pro-Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

Determination of Cash Value. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value will equal the portion of any net premium allocated to the Divisions and the General Account, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account. On each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

  (7) Any partial withdrawals from the Division during the current Valuation Period; minus

  (8) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

  (9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period (See Charges and Deductions.).

Net Investment Factor: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the Policy has been in force. It will not exceed the amounts shown in the following table:

           Policy                   Percentage of                                 Effective
           Years                   Avg. Net Assets                               Annual Rate
           ------                  ---------------                               -----------
            1-10                      0.0015027                                    0.55%
           11-20                      0.0012301                                    0.45%
            21+                       0.0009572                                    0.35%;

  divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

                                 POLICY RIGHTS

Loans

Loan Privileges. The Owner may, by written request to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, plus interest expected to be earned on the loan balance to the next loan interest due date. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after Paragon receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters--Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin.

Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received.

The amount of the Cash Value in the Loan Account on any Valuation Date after the Investment Start Date is:

  (1) the Cash Value in the Loan account on the preceding Valuation date, with interest; plus

  (2) any amount transferred to the Loan Account from the General Account or from a Division of the Separate Account on that day; minus

  (3) any loan repayments made on that day; plus;

  (4) if the Valuation Date is also a Policy Anniversary, the amount due to cover any unpaid loan interest.

This will reduce the Policy's Cash Value in the General Account and in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:

             For Loans                             Annual
           Outstanding During                   Interest Rate
           ------------------                   -------------
           Policy Years 1-10...................     4.50%
           Policy Years 11-20..................     4.25%
           Policy Years 21+....................     4.15%

Paragon will inform the Owner of the current borrowing rate when a Policy Loan is requested.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

Effect of Policy Loans. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that a Policy will terminate, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Last Insured or the surrender of the Policy. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. A Policy loan may also have other tax consequences. (See Federal Tax Matters.)

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Last Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

Surrender, Partial Withdrawals and Pro-Rata Surrender

At any time during the lifetime of either Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters--Postponement of Payments from the Separate Account.)

Surrenders. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner in a single sum. The

Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any unpaid selection and issue expense charges and any unpaid monthly policy charges due for the remainder of the first policy year.. The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Last Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

Partial Withdrawals. After the first Policy Year, an Owner may make partial withdrawals from the Policy's Cash Surrender Value. There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. Paragon will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request is the lesser of (a) $500 from a Division of the Separate Account, or (b) the Policy's Cash Value in a Division. Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown in the policy, or (2) the previous Policy Year's maximum amount.

The Owner may allocate the amount, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

The death benefit will be affected by a partial withdrawal, unless Death Benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. (See General Matters-- Additional Insurance Benefits.) If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction--Cost of Insurance.) The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

Pro-Rata Surrender. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the decrease in Cash Value will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction--Cost of Insurance.)

Differences Between Partial Withdrawal and Pro-Rata Surrender. While partial withdrawals and Pro-Rata Surrenders are each methods of reducing a Policy's Cash Value, a Pro-Rata Surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a Pro-Rata Surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a Pro-Rata Surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro-Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction--Cost of Insurance; Surrender, Partial Withdrawals and Pro-Rata Surrender--Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro-Rata Surrenders--Pro-Rata Surrender.)

Transfers

Under Paragon's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See "The General Account"). Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers or partial withdrawals per policy year will be allowed free of charge. Thereafter, the Company will impose a charge of $25 for each requested transfer or partial withdrawal. Paragon ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, Paragon will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although Paragon currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers.

Portfolio Rebalancing

Over time, the amounts in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available--periodic and variance.

Periodic Rebalancing. Under this option the Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Funds by generating transfers to reallocate the amounts according to the investment percentages elected.

Variance Rebalancing. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Funds from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Owners should consider that portfolio rebalancing entails the transfer of Cash Value from better performing portfolios to lesser performing portfolios.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to Paragon under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

Paragon does not currently charge for portfolio rebalancing. The Company reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

Dollar Cost Averaging

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

  (1) The minimum DCA transfer amount is $100.

  (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

  (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

  (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

  (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights--Transfers.)

  (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Values.)

  (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

  (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. (The conversion right allows the Owner to transfer the entire Cash Value into the General Account at any time during the first two Policy Years, with no transfer charge or transfer limits. There is no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class, or Issue Age. If the Owner elects to exercise this right, all future Net Premiums are allocated to the General Account, and no future transfers to the Separate Account are allowed.) The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See The General Account--Transfers, Surrenders, Partial Withdrawals and Policy Loans-- Conversion Right.)

  (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights--Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Transfers made under Dollar Cost Averaging do not count against the total of twelve requested transfers or partial withdrawals allowed without charge in a Policy Year. There is currently no charge for exercising this option.

Right to Examine Policy

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later.

If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, Paragon will refund an amount equal to the greater of premiums paid or (1) plus (2), where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by Paragon or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either Paragon or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters--Postponement of Payments from the Separate Account.)

Death Benefit at Attained Age 100

If the Last Insured is living and the Policy is in force when the younger Insured reaches Attained Age 100, the death benefit will be equal to 101% of the Cash Value of the Policy unless the Lifetime Coverage Rider is in effect. (See Additional Insurance Benefits.) At that point, no further premium payments will be required or accepted, and no further monthly deductions will be taken to cover the cost of insurance.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of Paragon or to Paragon's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through
90. (Issue age requirements vary for policies issued in Texas.) Paragon may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to Paragon's underwriting rules and the Company reserves the right to reject an application for any reason.

The Issue Date is determined by Paragon in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid during the lifetimes of both Insureds and prior to any change in health as shown in the application.

Premiums

The initial premium is due on the Issue Date, and is to be paid to Paragon at its Home Office. The Company currently requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.)

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to Paragon at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

Premium Limitations. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitation needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment." The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

Allocation of Net Premiums and Cash Value

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights--Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Right to Examine Policy Period generally expires 20 days after the Owner receives the Policy (30 days if the Owner is a resident of California and is age 60 or older) or 45 days after the application was signed, whichever is later. For purposes of our allocation rules, the Owner is deemed to have received the Policy five days after the Company mails the Policy to the Owner.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights-- Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. If, during the first five Policy Years, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date, the Policy will not lapse as a result of the Cash Value less any loans and loan interest due being insufficient to pay the monthly deduction. Lapse will occur (except as described above) when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions--Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Last Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the younger Insured's Attained Age 100. Reinstatement is subject to the following conditions:

  1. Evidence of the insurability of the Insureds (or if one of the Insureds was deceased when the Policy lapsed, evidence of the insurability of the surviving Insured) satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

  2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement and any Policy Loan paid at the time of reinstatement.

If both Insureds were alive on the date the Policy lapsed, then both Insureds must be alive on the date the Company approves the application for reinstatement. If only one Insured was alive on the date the Policy lapsed, then that Insured must be alive on the date the Company approves the request for reinstatement. If any Insured who was alive on the date the Policy lapsed is not then alive when the Company approves the request for reinstatement, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions--Monthly Deduction.)

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

Premium Expense Charges

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge (if applicable) and a charge for premium taxes and federal taxes. The premium payment less the premium expense charge equals the Net Premium.

Sales Charge. For policies issued in the state of Oregon, a sales charge of 2.25% of the premium paid will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. There is no sales charge in any other state.

To the extent that sales expenses are not recovered from the sales charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

Premium Tax Charge. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. Except on policies issued in the state of Oregon, a deduction of 2.25% of the premium paid is taken from each premium payment for these taxes. No state tax deduction is taken on policies issued in Oregon. The deduction compensates the Company for taxes imposed on the policy by the state or other governing jurisdiction and any subdivisions thereof

Federal Tax Charge. This charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

Selection and Issue Expense Charge. During the first ten Policy Years, the Company generally assesses a charge to cover the costs associated with the underwriting and issue of the policy. The annual charge is currently $0.45 (45 cents) per $1,000 of face amount for all Issue Ages, risk classes, and (except on unisex Policies) sex of the Insureds, and is guaranteed never to exceed $0.90 per $1,000. We deduct one-twelfth of this charge each month. For policies issued in some states, the selection and issue expenses may be required to remain level for longer than ten years, up to the life of the policy, to comply with state insurance laws and regulations. You agent can tell you if this situation applies to your state. On a current basis, as of the date of this prospectus, the charges stop after ten Policy Years.

Monthly Policy Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $6 for each Policy month, and is guaranteed not to increase while the Policy is in force. If you surrender your policy during the first policy year, we will deduct from the cash surrender value the monthly policy fee for the months remaining in the first policy year.

The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. The cost of insurance is determined in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year. The rates will be based on the Attained Age, duration, rate class, and (except for unisex Policies) sex of the Insureds at issue. (See Unisex Requirements Under Montana Law.) The cost of insurance rates generally increase as the Insureds' Attained Age increases.

The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The risk class for such increase will be the same as that used for the initial Face Amount.

The Company currently places Insureds into a select standard risk class, a standard rate class, or into risk classes involving a higher mortality risk.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables. All Policies are based on the age nearest birthday. Higher rates apply if either Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the select standard rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month, adjusted by dividing the Face Amount by
1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters--Additional Insurance Benefits.)

Transaction Charges. There are no transaction charges for processing the first twelve transfers or partial withdrawals in a policy year. There is a charge of $25 for each transfer or partial withdrawal in excess of twelve.

Adjustment of Charges. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, Paragon may waive or adjust the amount of the Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. Paragon will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.

Separate Account Charges

Mortality and Expense Risk Charge. Paragon will deduct a daily charge from the Separate Account. The amount of the deduction is determined as a percentage of the average net assets of each Division of the Separate Account. The daily deduction percentages, and the equivalent effective annual rate, are:

                                        Daily Charge                               Annual
           Policy Years                    Factor                                Equivalent
           ------------                 ------------                             ----------
              1-10                        .0015027%                                 0.55%
              11-20                       .0012301%                                 0.45%
              21+                         .0009572%                                 0.35%

This deduction is guaranteed not to increase while the Policy is in force. Paragon may realize a profit from this charge. Any profit may be used to finance distribution expenses.

The mortality risk assumed by Paragon is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Fund Expenses. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses in provided on page 3 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.

Taxes. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

At issue, Paragon will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform into all Policies. Paragon may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, Paragon guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by Paragon, and so long as the Policy remains in force Paragon guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. Paragon bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. Paragon may, at its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of Paragon. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, or transfers to the Separate Account.

Paragon may limit the percentage of the Policy's total Cash Value that may be allocated to or transferred to the General Account. The total amount that may be allocated to the General Account at any time may not exceed the product of:

  (1) the Policy's total Cash Value in the General Account and the Divisions of the Separate Account, multiplied by

  (2) the General Account maximum allocation percentage.

The initial General Account maximum allocation percent is shown on the Policy's specifications page. However, Paragon reserves the right to change the maximum allocation percentage in the future.

Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed a maximum amount equal to the greater of:

  (a) the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

  (b) the previous Policy Year's General Account maximum withdrawal amount

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. Paragon will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

Conversion Right. While your Policy is in force during the first two Policy Years, you may transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.

If during the first two Policy Years you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising your conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age.

If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

                                GENERAL MATTERS

Postponement of Payments from the Separate Account

The Company usually pays amounts payable on partial withdrawal, Pro-Rata Surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, Pro-Rata Surrender, death of the Last Insured, or payments of a Policy Loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

The Contract

The Policy, the attached application, any riders, endorsements, and any application for reinstatement constitute the entire contract. All statements made by the Insureds in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insureds jointly are the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not one or both of the Insureds, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Last Insured. If there is more than one Beneficiary at the death of the Last Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Last Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the lifetime of either Insured, subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Last Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Last Insured's death, the Owner may, within sixty days of the Last Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions. Changing the Owner may have adverse tax consequences.

Policy Changes

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of either Insured. An addition of a rider after the Issue Date is incontestable after such addition has been in force for two years from its effective date during the lifetime of either Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of either Insured for two years after the effective date of the reinstatement.

Assignment

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations.

If the either Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, unless that Insured intended suicide when the Policy was applied for.

Misstatement of Age or Sex and Corrections

If the age or sex (except in unisex Policies) of the Insureds has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions--Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Paragon upon written request.

Anniversary Partial Withdrawal Rider. This rider allows the owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy Anniversary without reducing the Face Amount.

Secondary Guarantee Rider. This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans and loan interest due being insufficient to pay the monthly deduction.

The secondary guarantee period is the number of Policy Years until the younger Insured reaches Attained Age 100.

Lifetime Coverage Rider. This rider provides the continuation of the Policy's face amount beyond the younger Insured's Attained Age 100, provided the policy remains in force to that date with a positive cash surrender value. If the Policy is in force after the younger Insured's Attained Age 100, the death benefit will be the greater of the face amount or 101% of the Cash Value. (See Federal Tax Matters.)

Divorce Split Rider. This rider allows the Policy to be split into two separate fixed policies in the event of the divorce of a married couple who are the Insureds under the Policy. (See Federal Tax Matters.)

Tax Split Rider. This rider allows the Policy to be split into two separate fixed policies in the event of significant changes in tax laws affecting the Policy. (See Federal Tax Matters.)

Estate Preservation Term Rider. This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider. The cost of this rider is a charge per $1,000 of death benefit provided by the rider. The charge is determined by the joint Issue Age, risk classification, and sex of the Insureds. This charge is shown on the Policy's specifications page. The rider terminates on the earliest of:

  (a) our receipt of your written request to terminate the rider;

  (b) a decrease in the Face Amount of the Policy;

  (c) termination of the Policy; or

  (d) the end of the fourth Policy Year.

Records and Reports

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, Pro-Rata

Surrenders, Policy Loans, loan repayments, changes in death benefit options, decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing an illustration of future Cash Surrender Values and death benefits. This illustration will be furnished by the Company for a nominal fee which will not exceed $25.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street, a Missouri corporation formed May 4, 1994, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street Securities' Internal Revenue Service Employer Identification Number is 43-1333368. It is a Missouri Corporation and was formed May 4, 1984.

Broker-dealers may receive a marketing allowance to assist in marketing the product. This allowance may include an amount up to five thousand dollars per Policy at issue, and an on-going annual percentage up to 0.15% of Cash Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, Walnut Street, or the broker-dealer to the individual directly involved in the sale of the product.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Paragon holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                   IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertising and marketing material for individually sold life insurance. Companies that belong to IMSA subscribe to a set of ethical standards focused on point-of-sale activities for individually sold life insurance, annuities, and long-term care products.

                        STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years /1/
 ------------------------ -----------------------------------------------------
 Executive Officers/2/


  Anthony F. Trani/3/     President and Chief Executive Officer since August
                          2000. Formerly Vice President--Institutional Markets,
                          Metropolitan Life Insurance Company June 1998--August
                          2000. Chief Marketing Officer--Institutional Markets,
                          Metropolitan Life Insurance Company May 1996--June
                          1998.

  Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since
                          November 1996. Vice President and Chief Actuary
                          August 1990--November 1996.

  Matthew K. Duffy        Vice President and Chief Financial Officer since June
                          1996. Formerly Director of Accounting, Prudential
                          Insurance Company of America, March 1987--June 1996.

  Matthew P. McCauley/3/  Vice President and General Counsel since 1984.
                          Secretary since August 1981. Vice President and
                          Associate General Counsel, General American since
                          December 1995.

  John R. Tremmel         Vice President--Operations and System Development
                          since January 1999. Formerly Chief Operating Officer,
                          ISP Alliance, April 1998--December 1998. Vice
                          President and General Manager of National Operations
                          Centers, Norell Corporation, January 1995--March
                          1998.

  Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly
                          Vice President--Institutional Markets, Metropolitan
                          Life Insurance Company June 1998--January 2001.
                          Regional Vice President--Institutional Markets,
                          Metropolitan Life Insurance Company, May 1996--June
                          1998.

 Directors/4/


  Nicholas D. Latrenta    Senior Vice President--Institutional Business
                          Operations since October 1, 2000. Formerly Senior
                          Vice President International Operations March 1999--
                          October 2000. Senior Vice President--Institutional
                          Business May 1997--March 1999. Vice President--
                          Institutional Business May 1996--May 1997.

  Roy C. Albertalli       Chief Counsel--Institutional Business Operations
                          since June 2000. Formerly Vice President and
                          Associate General Counsel--Institutional Business
                          Operations May 1996--June 2000.

  Eugene Marks, Jr.       Senior Vice President--Institutional Business
                          Operations since January 1998. Formerly Vice
                          President--Institutional Business Operations November
                          1990--January 1998.

  Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate
                          Actuarial and Corporate Risk Management since July
                          2000. Formerly Senior Vice President and Chief
                          Financial Officer--Institutional Business Operations
                          January 1997--July 2000. Vice President and Senior
                          Actuary--Group and Individual Retirement and Savings
                          Business Operations January 1993--January 1997.

  Michael W. Witwer       Vice President--Life Products since March 1995.
                          Formerly Regional Vice President--North Central
                          Region May 1992--February 1995.


--------

/1/All positions listed are with the Company unless otherwise indicated.

/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

/3/Indicates Executive Officers who are also Directors.

/4/All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer --Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policy, including the validity of the Policy and Paragon's right to issue the Policy under Missouri insurance law, and all legal matters relating to General Americans resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Vice President and General Counsel of Paragon.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Paragon is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of Paragon, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, Paragon utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Paragon currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                              FINANCIAL STATEMENTS

The financial statements of Paragon which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of Paragon to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

No Financial Statements of the Divisions of the Separate Account used in these Policies are included in this prospectus because, as of the date of this prospectus, those Divisions had not yet commenced operations and had no assets, liabilities, income or expenses. Paragon represents that there have been no adverse changes in the financial condition or operations of Paragon or the Separate Account between the end of the most recent fiscal year and the date of this prospectus.

                                  DEFINITIONS

Attained Age--The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary--The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Last Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and the General Account, including the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any unpaid selection and issue expense charges and any unpaid monthly policy charges due for the remainder of the first Policy Year.

Division--A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Life Investment Fund,
T. Rowe Price Equity Series, Inc., or T. Rowe Price Fixed Income Series, Inc.

Effective Date--The date as of which insurance coverage begins under a policy.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Fund--A separate investment portfolio of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Life Investment Fund, T. Rowe Price Equity Series, Inc., or T. Rowe Price Fixed Income Series, Inc. Although sometimes referred to elsewhere as "portfolios," they are referred to in this prospectus as "Funds," except where "Portfolio" is part of their name.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

Home Office--The service center of Paragon Life Insurance Company, the mailing address of which is P.O. 66757, St. Louis, Missouri 63166-6757.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest on loans.

Insured--The persons whose lives are insured under the Policy.

Investment Start Date--The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at Paragon's Home Office.

Issue Age--The age of each Insured at his or her nearest birthday as of the date the Policy is issued.

Issue Date--The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Last Insured--The Insured whose death succeeds the death of all other Insureds under the Policy.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of Paragon's General Account.

Loan Subaccount--A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less the premium expense charges (consisting of the sales charge, the premium tax charge, and the federal tax charge).

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--The flexible premium joint and last survivor variable life insurance Policy offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Portfolio--see Fund.

Pro-Rata Surrender--A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEC--The United States Securities and Exchange Commission.

Separate Account--Paragon Separate Account D, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

Target Premium--A premium calculated when a Policy is issued, based on the Insureds' joint age, sex (except in unisex policies) and risk class. The target premium is used to calculate the marketing allowance compensation under the Policy. (See Charges and Deductions.)

Valuation Date--Each day that the New York Stock Exchange is open for trading and the Home Office is open for business. The Home Office is not open for business the day after Thanksgiving and the day before Christmas.

Valuation Period--The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account D's Joint Survivor Variable Universal Life
Divisions:

We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth Divisions of Paragon Separate Account D as of December 31, 2000 and the respective related statements of operations and changes in net assets for the period from July 13, 2000 (inception) to December 31, 2000. These financial statements are the responsibility of the management of Paragon Separate Account D. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributors and depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth Divisions of Paragon Separate Account D as of December 31, 2000, and the respective results of their operations and changes in their net assets for the period from July 13, 2000 (inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
March 23, 2001

                           PARAGON SEPARATE ACCOUNT D

                            STATEMENTS OF NET ASSETS

                               December 31, 2000

                                                                           Fidelity
                           Scudder       Scudder      Fidelity    Fidelity  Index    Fidelity    Putman    Putman
                         Money Market International Equity Income  Growth    500    Contrafund High Yield Voyager
                           Division     Division      Division    Division Division  Division   Division  Division
                         ------------ ------------- ------------- -------- -------- ---------- ---------- --------
                             2000         2000          2000        2000     2000      2000       2000      2000
                         ------------ ------------- ------------- -------- -------- ---------- ---------- --------
Net Assets:
 Investments at Market
  Value (See Schedule
  of Investments).......    $   4          --           1,811      1,296    13,495    1,616        --      4,996
 Payable to Paragon
  Life Insurance
  Company...............      --           --              (3)        (3)      (21)      (3)       --         (8)
                            -----         ----          -----      -----    ------    -----       ----     -----
   Total Net Assets.....    $   4          --           1,808      1,293    13,474    1,613        --      4,988
                            =====         ====          =====      =====    ======    =====       ====     =====
Net Assets,
 representing:
 Equity of Contract
  Owners................    $ --           --           1,808      1,293    13,474    1,613        --      4,988
 Equity of Paragon Life
  Insurance Company.....        4          --             --         --        --       --         --        --
                            -----         ----          -----      -----    ------    -----       ----     -----
                            $   4          --           1,808      1,293    13,474    1,613        --      4,988
                            =====         ====          =====      =====    ======    =====       ====     =====
Total Units Held........      --           --              73         29        89       68        --         99
Net Asset Value Per
 Unit...................    $ --           --           24.63      43.91    152.04    23.86        --      50.17
Cost of Investments.....    $   4          --           1,715      1,523    14,215    1,715        --      5,581
                            =====         ====          =====      =====    ======    =====       ====     =====

                                                T.R. Price            T.R. Price
                                                   New     T.R. Price   Pers.      MFS
                          Putnam   Putnam New    America    Limited-   Strategy  Emerging
                          Income  Opportunities   Growth   Term Bond     Bal.     Growth
                         Division   Division     Division   Division   Division  Division
                         -------- ------------- ---------- ---------- ---------- --------
                           2000       2000         2000       2000       2000      2000
                         -------- ------------- ---------- ---------- ---------- --------
Net Assets:
 Investments at Market
  Value.................  $ --        4,879         519        --       4,149     3,626
                          -----       -----       -----       ----      -----     -----
 Payable to Paragon
  Life Insurance
  Company...............    --           (9)         (1)       --          (9)       (6)
                          -----       -----       -----       ----      -----     -----
   Total Net Assets.....  $ --        4,870         518        --       4,140     3,620
                          =====       =====       =====       ====      =====     =====
Net Assets,
 representing:
 Equity of Contract
  Owners................  $ --        4,870         518        --       4,140     3,620
                          =====       =====       =====       ====      =====     =====
 Equity of Paragon Life
  Insurance Company.....    --           --          --        --         --        --
                          -----       -----       -----       ----      -----     -----
                          $ --        4,870         518        --       4,140     3,620
                          =====       =====       =====       ====      =====     =====
Total Units Held........    --          157          22        --         252       124
Net Asset Value Per
 Unit...................  $ --        31.02       23.95        --       16.43     29.26
Cost of Investments.....  $ --        6,400         629        --       4,331     4,256
                          =====       =====       =====       ====      =====     =====


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT D

                            STATEMENTS OF OPERATIONS

       For the Period from July 13, 2000 (inception) to December 31, 2000

                         Scudder                Fidelity          Fidelity             Putnam
                          Money      Scudder     Equity  Fidelity  Index    Fidelity    High    Putnam
                          Market  International  Income   Growth    500    Contrafund  Yield   Voyager
                         Division   Division    Division Division Division  Division  Division Division
                         -------- ------------- -------- -------- -------- ---------- -------- --------
                           2000       2000        2000     2000     2000      2000      2000     2000
                         -------- ------------- -------- -------- -------- ---------- -------- --------
Investment Income:
 Dividend Income........  $  46        --         --        --       --        --        --       --
Expenses:
 Mortality and Expense
  Charge................    --         --           3         3       20         3       --         8
                          -----       ----        ---      ----     ----      ----      ----     ----
   Net Investment Income
    (Expense)...........     46        --          (3)       (3)     (20)       (3)      --        (8)
Net Realized Loss on
 Investments:
 Realized Gain from
  Distributions.........    --         --         --        --       --        --        --       --
 Proceeds from Sales....  9,659        --          15        19      474        15       --        34
 Cost of Investments
  Sold..................  9,659        --          15        20      484        16       --        36
                          -----       ----        ---      ----     ----      ----      ----     ----
   Net Realized Loss on
    Investments.........    --         --         --         (1)     (10)       (1)      --        (2)
Net Unrealized Gain
 (Loss) on Investments:
 Unrealized Gain (Loss)
  Beginning of Year.....    --         --         --        --       --        --        --       --
 Unrealized Gain (Loss)
  End of Year...........    --         --          96      (227)    (720)      (99)      --      (585)
                          -----       ----        ---      ----     ----      ----      ----     ----
 Net Unrealized Gain
  (Loss) on
  Investments...........    --         --          96      (227)    (720)      (99)      --      (585)
                          -----       ----        ---      ----     ----      ----      ----     ----
   Net Gain (Loss) on
    Investments.........    --         --          96      (228)    (730)     (100)      --      (587)
                          -----       ----        ---      ----     ----      ----      ----     ----
Increase (Decrease) in
 Net Assets Resulting
 from Operations........  $  46        --          93      (231)    (750)     (103)      --      (595)
                          =====       ====        ===      ====     ====      ====      ====     ====

                                                 T.R. Price            T.R. Price
                                                    New     T.R. Price   Pers.      MFS
                           Putnam   Putnam New    America    Limited-   Strategy  Emerging
                           Income  Opportunities   Growth   Term Bond     Bal.     Growth
                          Division   Division     Division   Division   Division  Division
                          -------- ------------- ---------- ---------- ---------- --------
                            2000       2000         2000       2000       2000      2000
                          -------- ------------- ---------- ---------- ---------- --------
Investment Income:
 Dividend Income........   $ --          --          --         --          61       --
Expenses:
 Mortality and Expense
  Charge................     --            9           1        --           9         7
                           -----      ------        ----       ----       ----      ----
 Net Investment
  (Expense) Income......     --           (9)         (1)       --          52        (7)
Net Realized Gain (Loss)
 on Investments:
 Realized Gain from
  Distributions.........     --          --           57        --         178       --
 Proceeds from Sales....     --           42           5        --          52        35
 Cost of Investments
  Sold..................     --           46           5        --          53        37
                           -----      ------        ----       ----       ----      ----
   Net Realized (Loss)
    Gain on Investments.     --           (4)         57        --         177        (2)
Net Unrealized Gain
 (Loss) on Investments:
 Unrealized Gain (Loss)
  Beginning of Year.....     --          --          --         --         --        --
 Unrealized Loss End of
  Year..................     --       (1,521)       (110)       --        (182)     (630)
                           -----      ------        ----       ----       ----      ----
 Net Unrealized Loss on
  Investments...........     --       (1,521)       (110)       --        (182)     (630)
                           -----      ------        ----       ----       ----      ----
   Net Loss on
    Investments.........     --       (1,525)        (53)       --          (5)     (632)
                           -----      ------        ----       ----       ----      ----
(Decrease) Increase in
 Net Assets Resulting
 from Operations........   $ --       (1,534)        (54)       --          47      (639)
                           =====      ======        ====       ====       ====      ====

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT D

                      STATEMENTS OF CHANGES IN NET ASSETS

       For the Period from July 13, 2000 (inception) to December 31, 2000

                          Scudder                 Fidelity                                    Putnam
                           Money      Scudder      Equity    Fidelity   Fidelity   Fidelity    High    Putnam
                           Market  International   Income     Growth   Index 500  Contrafund  Yield   Voyager
                          Division   Division     Division   Division   Division   Division  Division Division
                          -------- ------------- ---------- ---------- ---------- ---------- -------- --------
                            2000       2000         2000       2000       2000       2000      2000     2000
                          -------- ------------- ---------- ---------- ---------- ---------- -------- --------
Operations:
 Net Investment Income
  (Expense).............   $  46         --           (3)        (3)        (20)       (3)     --         (8)
 Net Realized Loss on
  Investments...........     --          --          --          (1)        (10)       (1)     --         (2)
 Net Unrealized Gain
  (Loss) on
  Investments...........     --          --           96       (227)       (720)      (99)     --       (585)
                           -----      ------       -----      -----      ------     -----      ---     -----
   Increase (Decrease)
    in Net Assets
    Resulting from
    Operations..........      46         --           93       (231)       (750)     (103)     --       (595)
   Net (Withdrawals
    from) Deposits into
    Separate Account....     (42)        --        1,715      1,524      14,224     1,716      --      5,583
                           -----      ------       -----      -----      ------     -----      ---     -----
   Increase in Net
    Assets..............       4         --        1,808      1,293      13,474     1,613      --      4,988
Net Assets, Beginning of
 Year...................     --          --          --         --          --        --       --        --
                           -----      ------       -----      -----      ------     -----      ---     -----
Net Assets, End of Year.   $   4         --        1,808      1,293      13,474     1,613      --      4,988
                           =====      ======       =====      =====      ======     =====      ===     =====

                                                 T.R. Price            T.R. Price
                                                    New     T.R. Price   Pers.       MFS
                           Putnam   Putnam New    America    Limited-   Strategy   Emerging
                           Income  Opportunities   Growth   Term Bond     Bal.      Growth
                          Division   Division     Division   Division   Division   Division
                          -------- ------------- ---------- ---------- ---------- ----------
                            2000       2000         2000       2000       2000       2000
                          -------- ------------- ---------- ---------- ---------- ----------
Operations:
 Net Investment
  (Expense) Income......   $ --           (9)         (1)       --           52        (7)
 Net Realized (Loss)
  Gain on Investments...     --           (4)         57        --          177        (2)
 Net Unrealized Loss on
  Investments...........     --       (1,521)       (110)       --         (182)     (630)
                           -----      ------       -----      -----      ------     -----
   (Decrease) Increase
    in Net Assets
    Resulting from
    Operations..........     --       (1,534)        (54)       --           47      (639)
   Net Deposits into the
    Separate Account....     --        6,404         572        --        4,093     4,259
                           -----      ------       -----      -----      ------     -----
   Increase in Net
    Assets..............     --        4,870         518        --        4,140     3,620
Net Assets, Beginning of
 Year...................     --          --          --         --          --        --
                           -----      ------       -----      -----      ------     -----
Net Assets, End of Year.   $ --        4,870         518        --        4,140     3,620
                           =====      ======       =====      =====      ======     =====


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT D

                         Notes to Financial Statements

                               December 31, 2000

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account D on March 17, 1998. Paragon Separate Account D (the Separate Account) commenced operations on May 1, 1998 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium joint survivor variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Putnam Variable Trust (Putnam), T Rowe Price Equity Series, Inc. (T.R. Price I), T Rowe Price Fixed Income Series, Inc. (T.R. Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

  On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly-owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly-owned subsidiary of General American.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIPI, Fidelity VIPII, Putnam, T.R. Price I, T.R. Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

                           PARAGON SEPARATE ACCOUNT D

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1.3% of the premium paid. The premium expense charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. In addition, some policies have a premium tax assessment equal to 2.25% to reimburse Paragon for state premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge is $6.00 per month.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Mortality and Expense Charge

  In addition to the above, the contract authorizes a daily charge against the operations of each division made for the mortality and expense risks assumed by Paragon. The amount of the deduction is determined as a percentage of the average net assets of each Division of the Separate Account. The daily deduction percentages, and the equivalent effective annual rates, are:

      Policy Years                         Daily Charge Factor Annual Equivalent
      ------------                         ------------------- -----------------
      1-10................................      .0015027%            0.55%
      11-20...............................      .0012301%            0.45%
      21+.................................      .0009572%            0.35%

  The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT D

(4) Purchases and Sales

  For the Period from July 13, 2000 (inception) to December 31, 2000

                         Scudder                Fidelity          Fidelity             Putnam
                          Money      Scudder     Equity  Fidelity  Index    Fidelity    High    Putnam
                          Market  International  Income   Growth    500    Contrafund  Yield   Voyager
                         Division   Division    Division Division Division  Division  Division Division
                         -------- ------------- -------- -------- -------- ---------- -------- --------
                           2000       2000        2000     2000     2000      2000      2000     2000
                         -------- ------------- -------- -------- -------- ---------- -------- --------
Purchases...............  $9,617         --      1,730    1,543    14,698    1,730       --     5,617
Sales...................  $9,659         --         15       19       474       15       --        34
                                                  T.R.     T.R.     T.R.
                                                 Price    Price    Price
                                     Putnam       New    Limited-  Pers.      MFS
                          Putnam       New      America    Term   Strategy  Emerging
                          Income  Opportunities  Growth    Bond     Bal.     Growth
                         Division   Division    Division Division Division  Division
                         -------- ------------- -------- -------- -------- ----------
                           2000       2000        2000     2000     2000      2000
                         -------- ------------- -------- -------- -------- ----------
Purchases...............  $   --      6,447        577       --     4,145    4,294
Sales...................  $   --         42          5       --        52       35

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                           PARAGON SEPARATE ACCOUNT D
                   Notes to Financial Statements (Continued)

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the period from July 13, 2000 (inception) to December 31, 2000:

                          Scudder                Fidelity                                     Putnam
                           Money      Scudder     Equity  Fidelity                 Fidelity    High    Putnam
                           Market  International  Income   Growth  Fidelity Index Contrafund  Yield   Voyager
                          Division   Division    Division Division  500 Division   Division  Division Division
                          -------- ------------- -------- -------- -------------- ---------- -------- --------
                            2000       2000        2000     2000        2000         2000      2000     2000
                          -------- ------------- -------- -------- -------------- ---------- -------- --------
Net Increase (Decrease)
 in Units
 Deposits...............   9,621          --         74       30          92           68        --      100
 Withdrawals............   9,621          --          1        1           3           --        --        1
                           -----       -----      -----    -----       -----        -----     -----     ----
Net Increase in Units...      --          --         73       29          89           68        --       99
Outstanding Units,
 Beginning of Year......      --          --         --       --          --           --        --       --
                           -----       -----      -----    -----       -----        -----     -----     ----
Outstanding Units,
 End of Year............      --          --         73       29          89           68        --       99
                           =====       =====      =====    =====       =====        =====     =====     ====

                                                   T.R.     T.R.
                                                  Price    Price
                                                   New    Limited-                   MFS
                           Putnam   Putnam New   America    Term     T.R. Price    Emerging
                           Income  Opportunities  Growth    Bond   Pers. Strategy   Growth
                          Division   Division    Division Division Bal. Division   Division
                          -------- ------------- -------- -------- -------------- ----------
                            2000       2000        2000     2000        2000         2000
                          -------- ------------- -------- -------- -------------- ----------
Net Increase (Decrease)
 in Units
 Deposits...............      --         158         22       --         255          125
 Withdrawals............      --           1         --       --           3            1
                           -----       -----      -----    -----       -----        -----
Net Increase in Units...      --         157         22       --         252          124
Outstanding Units,
 Beginning of Year......      --          --         --       --          --           --
                           -----       -----      -----    -----       -----        -----
Outstanding Units,
 End of Year............      --         157         22       --         252          124
                           =====       =====      =====    =====       =====        =====

                           PARAGON SEPARATE ACCOUNT D

(6) Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the period from July 13, 2000 (inception) to December 31, 2000.

                          Scudder   Scudder   Fidelity                                    Putnam
                           Money     Inter-    Equity    Fidelity   Fidelity   Fidelity    High    Putnam
                           Market   national   Income     Growth   Index 500  Contrafund  Yield   Voyager
                          Division  Division  Division   Division   Division   Division  Division Division
                          --------  -------- ---------- ---------- ---------- ---------- -------- --------
                            2000      2000      2000       2000       2000       2000      2000     2000
                          --------  -------- ---------- ---------- ---------- ---------- -------- --------
Total Gross Deposits....  $ 39,998      --       300        100         400       300       --       140
Surrenders and
 Withdrawals............        --      --        --         --          --        --       --        --
Transfers Between Funds
 and General Account....   (38,511)     --     1,444      1,447      13,942     1,444       --     5,487
                          --------   -----     -----      -----      ------     -----      ---     -----
 Total net Deposits,
  Surrenders,
  Withdrawals, and
  Transfers.............     1,487      --     1,744      1,547      14,342     1,744       --     5,627
Deductions:
 Premium Expense
  Charges...............     1,428      --        11          4          14        11       --         5
 Policy Contract
  Charges...............       101      --        18         19         104        17       --        39
                          --------   -----     -----      -----      ------     -----      ---     -----
                             1,529      --        29         23         118        28       --        44
                          --------   -----     -----      -----      ------     -----      ---     -----
Net (Withdrawals from)
 Deposits into the
 Separate Account.......  $    (42)     --     1,715      1,524      14,224     1,716       --     5,583
                          ========   =====     =====      =====      ======     =====      ===     =====
                                     Putnam  T.R. Price            T.R. Price
                                      New       New     T.R. Price   Pers.       MFS
                           Putnam    Oppor-   America    Limited-   Strategy   Emerging
                           Income   tunities   Growth   Term Bond     Bal.      Growth
                          Division  Division  Division   Division   Division   Division
                          --------  -------- ---------- ---------- ---------- ----------
                            2000      2000      2000       2000       2000       2000
                          --------  -------- ---------- ---------- ---------- ----------
Total Gross Deposits....  $     --     200        40         --         116       160
Surrenders and
 Withdrawals............        --      --        --         --          --        --
Transfers Between Funds
 and General Account....        --   6,258       539         --       4,036     4,143
                          --------   -----     -----      -----      ------     -----
 Total net Deposits,
  Surrenders,
  Withdrawals, and
  Transfers.............        --   6,458       579         --       4,152     4,303
Deductions:
 Premium Expense
  Charges...............        --       7         1         --           4         6
 Policy Contract
  Charges...............        --      47         6         --          55        38
                          --------   -----     -----      -----      ------     -----
                                --      54         7         --          59        44
                          --------   -----     -----      -----      ------     -----
Net Deposits into
 (Withdrawals from) the
 Separate Account.......  $     --   6,404       572         --       4,093     4,259
                          ========   =====     =====      =====      ======     =====

                           PARAGON SEPARATE ACCOUNT D

                            SCHEDULE OF INVESTMENTS

                               December 31, 2000

                                                          Number   Market
                                                         of Shares Value   Cost
                                                         --------- ------ ------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division.........................      4    $    4 $    4
  Scudder International Division........................    --        --     --
Fidelity Variable Insurance Products Fund:
  Fidelity Equity Income Division.......................     71     1,811  1,715
  Fidelity Growth Division..............................     30     1,296  1,523
Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division...........................     90    13,495 14,215
  Fidelity Contrafund Division..........................     68     1,616  1,715
Putnam Variable Trust:
  Putnam High Yield Division............................    --        --     --
  Putnam Voyager Division...............................    102     4,996  5,581
  Putnam Income Division................................    --        --     --
  Putnam New Opportunities Division.....................    163     4,879  6,400
T.Rowe Price Fixed Income Series, Inc.:
  T.R. Price New America Growth Division................     25       519    629
  T.R. Price Limited-Term Bond Division.................    --        --     --
  T.R. Price Personal Strategy Balance Division.........    267     4,149  4,331
MFS Variable Insurance Trust:
  MFS Emerging Growth Division..........................    126     3,626  4,256


                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and death benefit of a Policy issued to Insureds of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables illustrate a Policy issued to a male and a female Insured, age 45, in a select standard nonsmoker rate class. If either Insured falls into a smoker rate class, the Cash Values and death and benefits would be lower than those shown in the tables. In addition, the Cash Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges described in this prospectus at the guaranteed maximum rate. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges as described in this prospectus at the current rate. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing
Type) are illustrated.

The amounts deducted from the Cash Value in the illustrations include the sales charge, premium tax, federal tax charge, selection and issue expense charge, monthly administrative charge, and cost of insurance. These charges are described in the prospectus under Charges and Deductions.

The amounts shown for Cash Value and death benefit reflect charges that produce an investment rate of return that is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a charge for mortality and expense risk (equivalent to 0.55% for Policy Years 1-10, 0.45% for Policy Years 11-20, and 0.35% thereafter), and an assumed .668% charge for the investment Advisory fees and Fund administrative expenses combined, based on the average Fund expense for all available investment Funds. This average charge for the investment advisory fees and fund administrative expenses reflects 2000 fee levels and takes into account expense reimbursement arrangements to be in place for 2001 for some of the Funds. Without waivers or reimbursements the average investment Advisory fee and Fund administrative expense would be .676%. The actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each Fund. After deduction for these amounts, with expense reimbursement the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate initial net annual rates of -1.218%, 4.782%, and 10.782%, respectively. The Prospectuses for each Fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Charges which are deducted from premium payments), since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested a decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insureds' age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: A--LEVEL                 SELECT STANDARD, NONSMOKERS

                                        FOR SEPARATE ACCOUNT D
                                   HYPOTHETICAL GROSS ANNUAL RATE OF
                                              RETURN: 0%
                                  ------------------------------------
                                     CURRENT
                                      CHARGES     GUARANTEED CHARGES
                                   (-1.218% NET)     (-1.218% NET)
          AGE @           PREMIUM --------------- ------------------
POLICY  BEGINNING ANNUAL  ACCUM @  CASH    DEATH    CASH      DEATH
 YEAR    OF YEAR  PREMIUM   5%     VALUE  BENEFIT   VALUE    BENEFIT
------  --------- ------- -------  -----  ------- --------- ----------
   1        45     5,000    5,250   4,578 250,000     4,578   250,000
   2        46     5,000   10,763   9,095 250,000     9,095   250,000
   3        47     5,000   16,551  13,551 250,000    13,551   250,000
   4        48     5,000   22,628  17,948 250,000    17,945   250,000
   5        49     5,000   29,010  22,291 250,000    22,277   250,000
   6        50     5,000   35,710  26,580 250,000    26,546   250,000
   7        51     5,000   42,746  30,817 250,000    30,751   250,000
   8        52     5,000   50,133  35,000 250,000    34,891   250,000
   9        53     5,000   57,889  39,131 250,000    38,963   250,000
  10        54     5,000   66,034  43,210 250,000    42,966   250,000
  11        55     5,000   74,586  47,396 250,000    47,056   250,000
  12        56     5,000   83,565  51,532 250,000    51,074   250,000
  13        57     5,000   92,993  55,617 250,000    55,015   250,000
  14        58     5,000  102,893  59,649 250,000    58,878   250,000
  15        59     5,000  113,287  63,629 250,000    62,658   250,000
  16        60     5,000  124,202  67,554 250,000    66,350   250,000
  17        61     5,000  135,662  71,427 250,000    69,946   250,000
  18        62     5,000  147,695  75,246 250,000    73,436   250,000
  19        63     5,000  160,330  79,012 250,000    76,808   250,000
  20        64     5,000  173,596  82,723 250,000    80,045   250,000

  25        69     5,000  250,567 100,808 250,000    94,129   250,000
  30        74     5,000  348,804 116,930 250,000   101,564   250,000

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: A--LEVEL                 SELECT STANDARD, NONSMOKERS

                                        FOR SEPARATE ACCOUNT D
                                   HYPOTHETICAL GROSS ANNUAL RATE OF
                                              RETURN: 6%
                                  ------------------------------------
                                  CURRENT CHARGES GUARANTEED CHARGES
                                   (4.782% NET)      (4.782% NET)
          AGE @           PREMIUM --------------- ------------------
POLICY  BEGINNING ANNUAL  ACCUM @  CASH    DEATH    CASH      DEATH
 YEAR    OF YEAR  PREMIUM   5%     VALUE  BENEFIT   VALUE    BENEFIT
------  --------- ------- -------  -----  ------- --------- ----------
   1        45     5,000    5,250   4,861 250,000     4,861   250,000
   2        46     5,000   10,763   9,950 250,000     9,950   250,000
   3        47     5,000   16,551  15,275 250,000    15,275   250,000
   4        48     5,000   22,628  20,850 250,000    20,848   250,000
   5        49     5,000   29,010  26,692 250,000    26,678   250,000
   6        50     5,000   35,710  32,813 250,000    32,777   250,000
   7        51     5,000   42,746  39,226 250,000    39,157   250,000
   8        52     5,000   50,133  45,944 250,000    45,828   250,000
   9        53     5,000   57,889  52,982 250,000    52,802   250,000
  10        54     5,000   66,034  60,356 250,000    60,093   250,000
  11        55     5,000   74,586  68,261 250,000    67,892   250,000
  12        56     5,000   83,565  76,548 250,000    76,050   250,000
  13        57     5,000   92,993  85,237 250,000    84,583   250,000
  14        58     5,000  102,893  94,345 250,000    93,508   250,000
  15        59     5,000  113,287 103,894 250,000   102,843   250,000
  16        60     5,000  124,202 113,903 250,000   112,607   250,000
  17        61     5,000  135,662 124,396 250,000   122,820   250,000
  18        62     5,000  147,695 135,398 250,000   133,503   250,000
  19        63     5,000  160,330 146,934 250,000   144,676   250,000
  20        64     5,000  173,596 159,031 250,000   156,367   250,000

  25        69     5,000  250,567 230,027 266,831   224,958   260,952
  30        74     5,000  348,804 320,435 342,865   312,061   333,906

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: A--LEVEL                 SELECT STANDARD, NONSMOKERS

                                         FOR SEPARATE ACCOUNT D
                                    HYPOTHETICAL GROSS ANNUAL RATE OF
                                               RETURN: 12%
                                  -------------------------------------
                                                         GUARANTEED
                                    CURRENT CHARGES        CHARGES
                                     (10.782% NET)      (10.782% NET)
                                  ------------------- -----------------
          AGE @           PREMIUM
POLICY  BEGINNING ANNUAL  ACCUM @   CASH      DEATH    CASH     DEATH
 YEAR    OF YEAR  PREMIUM   5%      VALUE    BENEFIT   VALUE   BENEFIT
------  --------- ------- ------- --------- --------- ------- ---------
   1        45     5,000    5,250     5,145   250,000   5,145   250,000
   2        46     5,000   10,763    10,839   250,000  10,839   250,000
   3        47     5,000   16,551    17,140   250,000  17,140   250,000
   4        48     5,000   22,628    24,116   250,000  24,113   250,000
   5        49     5,000   29,010    31,844   250,000  31,830   250,000
   6        50     5,000   35,710    40,405   250,000  40,368   250,000
   7        51     5,000   42,746    49,890   250,000  49,817   250,000
   8        52     5,000   50,133    60,395   250,000  60,273   250,000
   9        53     5,000   57,889    72,033   250,000  71,842   250,000
  10        54     5,000   66,034    84,926   250,000  84,646   250,000
  11        55     5,000   74,586    99,415   250,000  99,024   250,000
  12        56     5,000   83,565   115,481   250,000 114,955   250,000
  13        57     5,000   92,993   133,294   250,000 132,610   250,000
  14        58     5,000  102,893   153,045   250,000 152,182   250,000
  15        59     5,000  113,287   174,947   250,000 173,888   250,000
  16        60     5,000  124,202   199,233   259,003 197,970   257,361
  17        61     5,000  135,662   226,160   289,485 224,657   287,561
  18        62     5,000  147,695   256,012   322,575 254,214   320,310
  19        63     5,000  160,330   289,105   358,490 286,945   355,812
  20        64     5,000  173,596   325,792   397,466 323,185   394,286
  25        69     5,000  250,567   580,827   673,759 573,793   665,600
  30        74     5,000  348,804 1,009,334 1,079,988 991,274 1,060,663

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: B--INCREASING            SELECT STANDARD, NONSMOKERS

                                                FOR SEPARATE ACCOUNT D
                                           HYPOTHETICAL GROSS ANNUAL RATE OF
                                                      RETURN: 0%
                                         ----------------------------------------
                                         CURRENT CHARGES     GUARANTEED CHARGES
                                          (-1.218% NET)         (-1.218% NET)
           AGE @               PREMIUM   ------------------  ------------------
POLICY   BEGINNING   ANNUAL    ACCUM @    CASH      DEATH      CASH       DEATH
 YEAR     OF YEAR    PREMIUM     5%       VALUE    BENEFIT    VALUE      BENEFIT
------   ---------   -------   -------   -------   -------    -----      -------
   1         45       5,000      5,250     4,578   254,578      4,578     254,578
   2         46       5,000     10,763     9,095   259,095      9,095     259,095
   3         47       5,000     16,551    13,550   263,550     13,550     263,550
   4         48       5,000     22,628    17,945   267,945     17,942     267,942
   5         49       5,000     29,010    22,286   272,286     22,271     272,271
   6         50       5,000     35,710    26,574   276,574     26,536     276,536
   7         51       5,000     42,746    30,808   280,808     30,733     280,733
   8         52       5,000     50,133    34,988   284,988     34,863     284,863
   9         53       5,000     57,889    39,114   289,114     38,920     288,920
  10         54       5,000     66,034    43,188   293,188     42,902     292,902
  11         55       5,000     74,586    47,368   297,368     46,963     296,963
  12         56       5,000     83,565    51,495   301,495     50,941     300,941
  13         57       5,000     92,993    55,570   305,570     54,831     304,831
  14         58       5,000    102,893    59,589   309,589     58,628     308,628
  15         59       5,000    113,287    63,552   313,552     62,323     312,323
  16         60       5,000    124,202    67,456   317,456     65,907     315,907
  17         61       5,000    135,662    71,302   321,302     69,367     319,367
  18         62       5,000    147,695    75,088   325,088     72,684     322,684
  19         63       5,000    160,330    78,814   328,814     75,837     325,837
  20         64       5,000    173,596    82,475   332,475     78,796     328,796

  25         69       5,000    250,567   100,060   350,060     90,100     340,100
  30         74       5,000    348,804   114,664   364,664     90,239     340,239

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: B--INCREASING            SELECT STANDARD, NONSMOKERS

                                        FOR SEPARATE ACCOUNT D
                                   HYPOTHETICAL GROSS ANNUAL RATE OF
                                              RETURN: 6%
                                  -----------------------------------
                                  CURRENT CHARGES GUARANTEED CHARGES
                                   (4.782% NET)      (4.782% NET)
          AGE @           PREMIUM --------------- ------------------
POLICY  BEGINNING ANNUAL  ACCUM @  CASH    DEATH    CASH      DEATH
 YEAR    OF YEAR  PREMIUM   5%     VALUE  BENEFIT   VALUE    BENEFIT
------  --------- ------- ------- ------- -------   -----    -------
   1        45     5,000    5,250   4,861 254,861     4,861   254,861
   2        46     5,000   10,763   9,950 259,950     9,950   259,950
   3        47     5,000   16,551  15,274 265,274    15,274   265,274
   4        48     5,000   22,628  20,847 270,847    20,844   270,844
   5        49     5,000   29,010  26,687 276,687    26,671   276,671
   6        50     5,000   35,710  32,804 282,804    32,764   282,764
   7        51     5,000   42,746  39,213 289,213    39,133   289,133
   8        52     5,000   50,133  45,926 295,926    45,789   295,789
   9        53     5,000   57,889  52,958 302,958    52,741   302,741
  10        54     5,000   66,034  60,323 310,323    59,998   309,998
  11        55     5,000   74,586  68,216 318,216    67,750   317,750
  12        56     5,000   83,565  76,489 326,489    75,841   325,841
  13        57     5,000   92,993  85,159 335,159    84,283   334,283
  14        58     5,000  102,893  94,242 344,242    93,085   343,085
  15        59     5,000  113,287 103,758 353,758   102,256   352,265
  16        60     5,000  124,202 113,722 363,722   111,803   361,803
  17        61     5,000  135,662 124,158 374,158   121,728   371,728
  18        62     5,000  147,695 135,086 385,086   132,032   382,032
  19        63     5,000  160,330 146,528 396,528   142,707   392,707
  20        64     5,000  173,596 158,507 408,507   153,740   403,740

  25        69     5,000  250,567 228,162 478,162   214,717   464,717
  30        74     5,000  348,804 314,597 564,597   280,415   530,415

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: B--INCREASING            SELECT STANDARD, NONSMOKERS

                                          FOR SEPARATE ACCOUNT D
                                     HYPOTHETICAL GROSS ANNUAL RATE OF
                                                RETURN: 12%
                                  ---------------------------------------
                                    CURRENT CHARGES   GUARANTEED CHARGES
                                     (10.782% NET)       (10.782% NET)
          AGE @           PREMIUM ------------------- ------------------
POLICY  BEGINNING ANNUAL  ACCUM @   CASH      DEATH     CASH     DEATH
 YEAR    OF YEAR  PREMIUM   5%      VALUE    BENEFIT   VALUE    BENEFIT
------  --------- ------- ------- --------- --------- -------- ----------
   1        45     5,000    5,250     5,145   255,145    5,145    255,145
   2        46     5,000   10,763    10,838   260,838   10,838    260,838
   3        47     5,000   16,551    17,138   267,138   17,138    267,138
   4        48     5,000   22,628    24,113   274,113   24,109    274,109
   5        49     5,000   29,010    31,838   281,838   31,821    281,821
   6        50     5,000   35,710    40,395   290,395   40,352    290,352
   7        51     5,000   42,746    49,873   299,873   49,787    299,787
   8        52     5,000   50,133    60,371   310,371   60,220    310,220
   9        53     5,000   57,889    71,998   321,998   71,756    321,756
  10        54     5,000   66,034    84,876   334,876   84,507    334,507
  11        55     5,000   74,586    99,347   349,347   98,808    348,808
  12        56     5,000   83,565   115,386   365,386  114,626    364,626
  13        57     5,000   92,993   133,164   383,164  132,118    382,118
  14        58     5,000  102,893   152,866   402,866  151,461    401,461
  15        59     5,000  113,287   174,700   424,700  172,846    422,846
  16        60     5,000  124,202   198,894   448,894  196,484    446,484
  17        61     5,000  135,662   225,706   475,706  222,604    472,604
  18        62     5,000  147,695   255,418   505,418  251,458    501,458
  19        63     5,000  160,330   288,343   538,343  283,315    533,315
  20        64     5,000  173,596   324,828   574,828  318,473    568,473

  25        69     5,000  250,567   578,033   828,033  558,961    808,961
  30        74     5,000  348,804 1,001,659 1,251,659  950,250  1,200,250

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: C--NET SINGLE PREMIUM    SELECT STANDARD, NONSMOKERS

                                        FOR SEPARATE ACCOUNT D
                                   HYPOTHETICAL GROSS ANNUAL RATE OF
                                              RETURN: 0%
                                  ------------------------------------
                                     CURRENT
                                      CHARGES     GUARANTEED CHARGES
                                   (-1.218% NET)     (-1.218% NET)
          AGE @           PREMIUM --------------- ------------------
POLICY  BEGINNING ANNUAL  ACCUM @  CASH    DEATH    CASH      DEATH
 YEAR    OF YEAR  PREMIUM   5%     VALUE  BENEFIT   VALUE    BENEFIT
------  --------- ------- ------- ------- ------- --------- ----------
   1        45     5,000    5,250   4,578 250,000     4,578   250,000
   2        46     5,000   10,763   9,095 250,000     9,095   250,000
   3        47     5,000   16,551  13,551 250,000    13,551   250,000
   4        48     5,000   22,628  17,948 250,000    17,945   250,000
   5        49     5,000   29,010  22,291 250,000    22,277   250,000
   6        50     5,000   35,710  26,580 250,000    26,546   250,000
   7        51     5,000   42,746  30,817 250,000    30,751   250,000
   8        52     5,000   50,133  35,000 250,000    34,891   250,000
   9        53     5,000   57,889  39,131 250,000    38,963   250,000
  10        54     5,000   66,034  43,210 250,000    42,966   250,000
  11        55     5,000   74,586  47,396 250,000    47,056   250,000
  12        56     5,000   83,565  51,532 250,000    51,074   250,000
  13        57     5,000   92,993  55,617 250,000    55,015   250,000
  14        58     5,000  102,893  59,649 250,000    58,878   250,000
  15        59     5,000  113,287  63,629 250,000    62,658   250,000
  16        60     5,000  124,202  67,554 250,000    66,350   250,000
  17        61     5,000  135,662  71,427 250,000    69,946   250,000
  18        62     5,000  147,695  75,246 250,000    73,436   250,000
  19        63     5,000  160,330  79,012 250,000    76,808   250,000
  20        64     5,000  173,596  82,723 250,000    80,045   250,000

  25        69     5,000  250,567 100,808 250,000    94,129   250,000
  30        74     5,000  348,804 116,930 250,000   101,564   250,000

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: C--NET SINGLE PREMIUM    SELECT STANDARD, NONSMOKERS

                                        FOR SEPARATE ACCOUNT D
                                   HYPOTHETICAL GROSS ANNUAL RATE OF
                                              RETURN: 6%
                                   ---------------------------------
                                  CURRENT CHARGES GUARANTEED CHARGES
                                   (4.782% NET)      (4.782% NET)
          AGE @           PREMIUM --------------- ------------------
POLICY  BEGINNING ANNUAL  ACCUM @  CASH    DEATH    CASH      DEATH
 YEAR    OF YEAR  PREMIUM   5%     VALUE  BENEFIT   VALUE    BENEFIT
------  --------- ------- ------- ------- -------   -----    -------
   1        45     5,000    5,250   4,861 250,000     4,861   250,000
   2        46     5,000   10,763   9,950 250,000     9,950   250,000
   3        47     5,000   16,551  15,275 250,000    15,275   250,000
   4        48     5,000   22,628  20,850 250,000    20,848   250,000
   5        49     5,000   29,010  26,692 250,000    26,678   250,000
   6        50     5,000   35,710  32,813 250,000    32,777   250,000
   7        51     5,000   42,746  39,226 250,000    39,157   250,000
   8        52     5,000   50,133  45,944 250,000    45,828   250,000
   9        53     5,000   57,889  52,982 250,000    52,802   250,000
  10        54     5,000   66,034  60,356 250,000    60,093   250,000
  11        55     5,000   74,586  68,261 250,000    67,892   250,000
  12        56     5,000   83,565  76,548 250,000    76,050   250,000
  13        57     5,000   92,993  85,237 250,000    84,583   250,000
  14        58     5,000  102,893  94,345 255,232    93,507   252,965
  15        59     5,000  113,287 103,890 270,767   102,825   267,993
  16        60     5,000  124,202 113,888 286,029   112,542   282,650
  17        61     5,000  135,662 124,363 301,057   122,667   296,953
  18        62     5,000  147,695 135,335 315,899   133,205   310,927
  19        63     5,000  160,330 146,828 330,583   144,157   324,570
  20        64     5,000  173,596 158,864 345,163   155,522   337,902

  25        69     5,000  250,567 229,003 419,740   219,451   402,232
  30        74     5,000  348,804 316,731 498,092   293,023   460,808

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                         PARAGON LIFE INSURANCE COMPANY

              JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE

CONTRACT FACE AMOUNT: $250,000                   MALE AND FEMALE INSUREDS AGE 45
DEATH BENEFIT OPTION: C--NET SINGLE PREMIUM    SELECT STANDARD, NONSMOKERS

                                            FOR SEPARATE ACCOUNT D
                                   HYPOTHETICAL GROSS ANNUAL RATE OF RETURN:
                                                      12%
                                  -------------------------------------------
                                     CURRENT CHARGES     GUARANTEED CHARGES
                                      (10.782% NET)         (10.782% NET)
          AGE @           PREMIUM --------------------- ---------------------
POLICY  BEGINNING ANNUAL  ACCUM @   CASH       DEATH      CASH       DEATH
 YEAR    OF YEAR  PREMIUM   5%      VALUE     BENEFIT     VALUE     BENEFIT
------  --------- ------- ------- ---------   -------   ---------   -------
   1        45     5,000    5,250     5,145     250,000     5,145     250,000
   2        46     5,000   10,763    10,839     250,000    10,839     250,000
   3        47     5,000   16,551    17,140     250,000    17,140     250,000
   4        48     5,000   22,628    24,116     250,000    24,113     250,000
   5        49     5,000   29,010    31,844     250,000    31,830     250,000
   6        50     5,000   35,710    40,405     250,000    40,368     250,000
   7        51     5,000   42,746    49,890     250,000    49,817     250,000
   8        52     5,000   50,133    60,395     250,000    60,273     250,000
   9        53     5,000   57,889    72,033     250,000    71,842     250,000
  10        54     5,000   66,034    84,925     267,318    84,643     266,431
  11        55     5,000   74,586    99,409     301,191    98,998     299,944
  12        56     5,000   83,565   115,463     336,793   114,870     335,063
  13        57     5,000   92,993   133,253     374,281   132,411     371,916
  14        58     5,000  102,893   152,965     413,816   151,790     410,639
  15        59     5,000  113,287   174,805     455,595   173,190     451,384
  16        60     5,000  124,202   198,998     499,783   196,806     494,278
  17        61     5,000  135,662   225,798     546,613   222,852     539,480
  18        62     5,000  147,695   255,485     596,532   251,553     587,175
  19        63     5,000  160,330   288,364     649,252   283,148     637,507
  20        64     5,000  173,596   324,777     705,644   317,888     690,674

  25        69     5,000  250,567   576,748   1,057,121   551,529   1,010,898
  30        74     5,000  348,804   994,798   1,564,419   915,592   1,439,860

The amounts shown under "Current Charges" reflect investment results using current mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

The amounts shown under "Guaranteed Charges" reflect investment results using guaranteed mortality and expense risk charges, monthly policy charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

If no Cash Value or Death Benefit is shown, the Policy would lapse under the assumptions used. Additional premium payments would be required to keep the Policy in force.

The hypothetical investment rate of return shown is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Holder and the investment results for the Underlying Portfolios. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Policy Years. No representation can be made by Paragon, Walnut Street Securities, the Funds, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Policy Years indicated and assume any additional premiums shown are received on the Policy Anniversaries.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Bylaws of Paragon Life Insurance Company provides: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation nor to persons who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933,(the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES

     Paragon Life Insurance Company (the "Company") hereby represents that the fees and charges deducted under the terms of the policies described in this Registration Statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.
     The Individual Flexible Premium Variable Life Prospectus consisting of 83 pages.
     The undertaking to file reports required by Section 15(d) of the Securities Exchange Act of 1934.
     The undertaking pursuant to Rule 484.
     Representations concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 5

     (2)     Not applicable

     (3) (a) Form of Underwriting Agreement 4

         (b) Form of Selling Agreement 4

         (c) Not applicable

     (4)     Not applicable

     (5)     Form of Individual Policy and Policy Riders 4

     (6) (a) Amended Charter and Articles of Incorporation of the Company 4

         (b) By-Laws of the Company 4

     (7)     Not applicable

     (8) (a) Participation Agreement dated September 1, 1993 between Paragon Life Insurance Company and the Variable Insurance Products Fund and Fidelity Distributors Corporation 4

         (b) Participation Agreement dated September 1, 1993 between Paragon Life Insurance Company and the Variable Insurance Products Fund II and Fidelity Distributors Corporation 4

         (c) Participation Agreement dated October 12, 1995 by and among MFS Variable Insurance Trust and Paragon Life Insurance Company and Massachusetts Financial Services Company 4

         (d) Participation Agreement dated October 30, 1995 among Putnam
             Capital Manager Trust, Putnam Mutual Funds Corporation, and Paragon Life Insurance Company 4

         (e) Participation Agreement dated March 15, 1995 between Scudder Variable Life Investment Fund, Scudder Investor Services, Inc., and Paragon Life Insurance Company 4

         (f) Participation Agreement Dated August 1, 1996 between Paragon Life Insurance Company and T. Rowe Price Investment Services, Inc. 2

     (9)     Not applicable

     (10)    Proposed Form of Application 4

     (11) Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies 3

2. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company, as to the legality of the securities being offered 4

3. Consent of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company 4

4.   Not applicable

5.   Not applicable

6.   Not applicable

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary, as to actuarial matters pertaining to the securities being registered 1

8.   (a)     Consent of Deloitte & Touche LLP, Independent Certified Public
             Accountants 1

     (b)     Consent of KPMG LLP, Independent Certified Public Accountants 1

     (c)     Written consent of Sutherland Asbill & Brennan 1


9. Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq. and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company 6

                                  *    *    *



1.   Filed herewith.

2. Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in file No. 333-36515, filed with the Securities and Exchange Commission on February 26, 1998.

3. Incorporated by reference to initial Registration Statement on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on June 10, 1999.

4. Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

5. Incorporated by reference to the initial Registration Statement of Form S-6 found in File No. 333-36515, filed with the Securities and Exchange Commission on September 26, 1997.

6. Incorporated by reference to the Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account D of Paragon Life Insurance Company have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 25th day of April, 2001.

                                                     Separate Account D
                                                     of Paragon Life Insurance Company
                                                     (Name of Registrant)

(Seal)                                               Paragon Life Insurance Company
                                                     (Name of Depositor)

Attest: /s/ Matthew P. McCauley                      By: /s/ Anthony F. Trani
        --------------------------                       --------------------------
Matthew P. McCauley                                  Anthony F. Trani
Secretary                                            President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                                                 Title                                Date
/s/ Anthony F. Trani
--------------------------                     President and Director                               4/25/01
Anthony F. Trani                               Chief Executive Officer

/s/ Craig K. Nordyke                           Executive Vice President, Chief Actuary              4/25/01
--------------------------                     and Director
Craig K. Nordyke

/s/ Matthew P. McCauley                        Vice President, General Counsel, Secretary           4/25/01
--------------------------                     and Director
Matthew P. McCauley

/s/ Michael J. McDermott
--------------------------                     Vice President and Director
Michael J. McDermott

                                               Director and Treasurer
--------------------------
Nicholas D. Latrenta*

                                               Director
--------------------------
Roy C. Albertali*

                                               Director
--------------------------------------
Eugene Marks, Jr.*


                                               Director
--------------------------------------
Stanley J. Talbi*

                                               Director
--------------------------------------
Matthew P. McCauley


By: /s/ Matthew P. McCauley
    ----------------------------------         Director                                  4/25/01
Matthew P. McCauley

*Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq. and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company were filed with the Securities and Exchange Commission with the initial S-6 Registration Statement.

                                  EXHIBIT INDEX




7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

8a.  Consent of Deloitte & Touche LLP, Independent Certified Public Accountants

8b.  Consent of KPMG LLP, Independent Ceritifed Public Accountants

8c.  Written consent of Sutherland Asbill & Brennan LLP